SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:  November 29, 2001


                Commission File Number 333-88577


                NORTHERN BORDER PIPELINE COMPANY
     (Exact name of registrant as specified in its charter)



                  TEXAS                       74-2684967
     (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)     Identification Number)




         1111 South 103rd Street
             Omaha, Nebraska                   68124-1000
          (Address of principal                (Zip code)
            executive offices)


                              (402)  398-7700
                      (Registrant's telephone number,
                           including area code)

ITEM 5.   OTHER EVENTS

          The registrant is filing herewith a copy of its press release dated November 29, 2001.

ITEM 7.   EXHIBITS

          99.1 Northern Border Pipeline Company press release dated November 29, 2001.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NORTHERN BORDER PIPELINE COMPANY
                                   (A Texas General Partnership)

                                   By:  JERRY L. PETERS
                                        Jerry L. Peters
                                        Vice President, Finance
                                         and Treasurer

Date:  November 29, 2001

                          EXHIBIT INDEX



Exhibit No.

   99.1     Northern Border Pipeline Company press release dated
            November 29, 2001.

                                                      Exhibit 99.1

[Northern Border Pipeline Company Logo]

                                        1111 South 103rd Street
                                        Omaha, Nebraska 68124-1000

                                        For Further Information,
                                        Contact:

                                        Public Relations Contact:
                                        Beth Jensen
                                        402-398-7806

                                        Investor Relations Contact:
                                        Ellen Konsdorf
                                        402-398-7840

Northern Border Pipeline Company Reassures Stakeholders Regarding
Enron Exposure

For Immediate Release:  Thursday, November 29, 2001

Omaha, NE - Northern Border Pipeline Company announced today that its management believes that the recent downgrades of Enron Corp.'s credit ratings and other events involving Enron should not have a material adverse impact on Northern Border Pipeline's financial condition. However, it is too early to determine with certainty the extent to which Northern Border Pipeline will be impacted by these events.

As detailed in its September 30, 2001 Quarterly Report on Form 10-Q, Northern Border Pipeline has a number of relationships with Enron and its subsidiaries. Northern Plains Natural Gas Company, a wholly-owned subsidiary of Enron, provides operating and administrative services for Northern Border Pipeline. Certain of the services are provided through other Enron subsidiaries. Management believes that Northern Plains will continue to be able to meet its operational and administrative services obligations under the existing agreements. Northern Border Pipeline has an aggregate financial exposure over the next 12 months of approximately $9 million (2.8 percent) of revenues under its firm transportation contracts with Enron North America (ENA), a wholly owned subsidiary of Enron and it believes that even if ENA fails to perform its obligations under the firm transportation contracts it will not have a material adverse impact on its financial condition. In addition, under certain circumstances, Northern Border Pipeline has the right to re-market this capacity to other shippers.

Management plans to continue to monitor developments at Enron, to continue to assess the impact on Northern Border Pipeline of its existing agreements and relationships with Enron and to take appropriate action to protect the interests of Northern Border Pipeline.

Northern Border Pipeline is a general partnership that owns and operates a 1,249-mile interstate pipeline that transported approximately 22 percent of all Canadian gas imported into the U.S. in 2000. Northern Border Partners, L.P. (NYSE: NBP), owns a 70 percent general partner interest in Northern Border Pipeline Company. The remaining 30 percent general partner interest is owned by TC PipeLines, LP (Nasdaq: TCLPZ).



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